UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 12, 2006
Date of Report (Date of earliest event reported)

	Exact Name of Registrant as Specified in Its Charter; State of	IRS Employer
Commission File	Incorporation; Address of Principal Executive Offices; and	Identification
Number	Telephone Number	Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street – 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
440 South LaSalle Street
Chicago, Illinois 60605-1028
(312) 394-4321

000-16844	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation)
P.O. Box 8699
2301 Market Street
Philadelphia, Pennsylvania 19101-8699
(215) 841-4000

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure
On December 12, 2006, Exelon Corporation (Exelon) will host its annual investor conference in Chicago, Illinois. Attached as Exhibit 99.1 to this Current Report on Form 8-K are the slides to be used at the conference. The slides include preliminary adjusted (non-GAAP) operating earnings guidance for 2007 for Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Exelon Generation Company, LLC (Generation). The slides also include GAAP earnings guidance for 2007 for Exelon.
In addition, Exelon announced via press release that the Board of Directors of Exelon had declared a regular first-quarter 2007 dividend of $0.44 per share on Exelon’s common stock, a 10% increase over the dividend for the fourth quarter of 2006. The press release is attached to the Current Report as Exhibit 99.2.
* * * * *
This combined Form 8-K is being furnished separately by Exelon, ComEd, PECO and Generation (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.
This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon Corporation’s 2005 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Exelon-Note 20, ComEd-Note 17, PECO-Note 15 and Generation-Note 17; (2) Exelon Corporation’s Third Quarter 2006 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Presentation slides

99.2	Press release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
EXELON CORPORATION
PECO ENERGY COMPANY
EXELON GENERATION COMPANY, LLC
/s/ John F. Young
John F. Young
Executive Vice President, Finance and Markets
and Chief Financial Officer
Exelon Corporation
COMMONWEALTH EDISON COMPANY
/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer, Treasurer
and Chief Risk Officer
Commonwealth Edison Corporation
December 12, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation slides

99.2	Press release